UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

(713) 570-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2014, Crown Castle Towers LLC (“Issuer Entity”) and certain of its wholly owned subsidiaries entered into an indenture supplement (“Indenture Supplement”) with the Bank of New York Mellon, as indenture trustee, to the Indenture relating to its outstanding Senior Secured Tower Revenue Notes, dated June 1, 2005 (as previously amended and supplemented, “Indenture”), by and among the Issuer Entity, Crown Castle South LLC, Crown Communication LLC, Crown Castle PT Inc. (“Crown PT”), Crown Communication New York, Inc. (“Crown NY”), Crown Castle International Corp. de Puerto Rico (“Crown PR”), Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown MUPA LLC and The Bank of New York Mellon (as successor to The Bank of New York, as successor to JPMorgan Chase Bank, N.A.), as trustee. The Indenture Supplement and certain related documentation were entered into in connection with the Issuer Entity’s permitted disposition of Crown PT, Crown NY and Crown PR (collectively, “Transferred Asset Entities”) to one or more indirect, wholly owned subsidiaries of Crown Castle International Corp. pursuant to, and in accordance with, the terms and conditions of the Indenture.  The Transferred Asset Entities remain indirect, wholly owned subsidiaries of Crown Castle International Corp. following the disposition.  Pursuant to the terms of the Indenture Supplement and certain related documentation, the Transferred Asset Entities were released as obligors and parties (and all liens on the collateral related to the Transferred Asset Entities were released) under the Indenture, the Senior Secured Tower Revenue Notes issued thereunder and certain agreements executed in connection with the Indenture, including the related management agreement, cash management agreement and pledge and security agreement.

For a complete description of the terms and conditions of the Indenture Supplement, please refer to the Indenture Supplement filed as Exhibit 4.1 hereto and which is incorporated herein by reference.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 is incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
4.1
Indenture Supplement, dated June 30, 2014, by and among Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication LLC, Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC and The Bank of New York Mellon (as successor to The Bank of New York as successor to JPMorgan Chase Bank, N.A.), as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: July 1, 2014

EXHIBIT INDEX
Exhibit No.	Description
4.1
Indenture Supplement, dated June 30, 2014, by and among Crown Castle Towers LLC, Crown Castle South LLC, Crown Communication LLC, Crown Castle PT Inc., Crown Communication New York, Inc., Crown Castle International Corp. de Puerto Rico, Crown Castle Towers 05 LLC, Crown Castle PR LLC, Crown Castle MU LLC, Crown Castle MUPA LLC and The Bank of New York Mellon (as successor to The Bank of New York as successor to JPMorgan Chase Bank, N.A.), as indenture trustee.